SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 29, 2004 (Date of Report)
(Date of Earliest Event Reported)

iVILLAGE INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-25469	13-3845162
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 SEVENTH AVENUE, NEW YORK, NEW YORK 10018
(Address of Principal Executive Offices, including Zip Code)

(212) 600-6000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 30, 2004, iVillage Inc., or iVillage, commenced a public offering of 11,000,000 shares of its common stock at a price per share of $6.00. The offering is being made from an existing shelf registration statement. The offering consists of 10,428,974 shares of common stock offered by iVillage, for gross proceeds of $62.6 million, and 571,026 shares of iVillage common stock offered by selling stockholders identified in the prospectus supplement relating to the offering filed with the Securities and Exchange Commission, for gross proceeds of $3.4 million.

     iVillage estimates net proceeds to iVillage from the offering to be approximately $58.4 million after deducting underwriting discounts and the estimated costs associated with the offering. Net proceeds to the selling stockholders after deducting underwriting discounts and the estimated costs are estimated to be approximately $3.1 million. iVillage and the selling stockholders have granted the underwriters an option to purchase up to an additional 1,650,000 shares to cover over-allotments, if any.

     In connection with this offering, iVillage, the attorney-in-fact for the selling stockholders, and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives for the several underwriters of the offering, have entered into an Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this current report.

     iVillage has also entered into a Registration Rights Agreement with Conopco, Inc., under which Conopco received a demand registration right exercisable following expiration of a lock-up period which will be effective until approximately ninety days from June 29, 2004. A copy of the Registration Rights Agreement is filed as Exhibit 10.2 to this current report.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

	1.1	Underwriting Agreement.

	4.1	Form of common stock certificate.

	5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

	10.1	Form of letter agreement between iVillage and each of the selling stockholders identified in the prospectus supplement filed by iVillage with the Securities and Exchange Commission pursuant to Rule 424(b)(5) on June 30, 2004.

	10.2	Registration Rights Agreement between iVillage and Conopco, Inc. dated as of May 24, 2004.

	23.1	Consent of Orrick, Herrington & Sutcliffe LLP (reference is made to Exhibit 5.1).

	99.1	Press Release, dated June 30, 2004, announcing the public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVILLAGE INC.
(REGISTRANT)

By:	/s/ Jeremy J. Wolk

Jeremy J. Wolk
Assistant Secretary

Date: June 30, 2004

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

1.1	Underwriting Agreement.

4.1	Form of common stock certificate.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

10.1	Form of letter agreement between the registrant and each of the selling stockholders identified in the prospectus supplement filed by the registrant with the Securities and Exchange Commission pursuant to Rule 424(b)(3) on June 30, 2004.

10.2	Registration Rights Agreement between the registrant and Conopco, Inc. dated as of May 24, 2004.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (reference is made to Exhibit 5.1).

99.1	Press Release, dated June 16, 2004, announcing the commencement of a public offering.